SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 18, 2002


                            FOAMEX INTERNATIONAL INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                    0-22624                    05-0473908
      (State or other              (Commission                 (IRS Employer
       jurisdiction of             File Number)             Identification No.)
       incorporation)


         1000 COLUMBIA AVENUE, LINWOOD, PA                      19061
(Address of principal executive offices)                      (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 859-3000


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits

                  EXHIBIT NUMBER            DESCRIPTION

                  99.1 Press Release, dated June 18, 2002 issued by Foamex International Inc.


ITEM 9.  REGULATION FD DISCLOSURE

On June 18, 2002, Foamex International Inc., a Delaware corporation ("Foamex"), issued a press release (the "Press Release"), pursuant to which Foamex disclosed that it has signed a letter of intent for an asset exchange with Leggett & Platt, Incorporated, a Missouri corporation ("Leggett & Platt").

The Press Release is attached to this report as Exhibit 99.1.

The matters described in this filing contain forward-looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. The use of words in this document and attached exhibit, such as "anticipates," "intends," "plans," "believes," "estimates," "expects" and similar expressions, is done to identify forward-looking statements on Foamex's current expectations and projections about future results, and the actual results may differ materially from those anticipated in such statements. Forward-looking statements are affected by risks, uncertainties and assumptions that Foamex makes about, among other things, its ability to implement customer selling price increases in response to higher raw material costs, raw material price increases, general economic conditions, conditions in the capital markets, the interest rate environment, the level of automotive production, carpet productions, furniture and bedding production and housing starts, the completion of various restructuring/consolidation plans, the achievement of financial covenants), effective tax rates, realization of deferred tax assets, litigation and changes in environmental legislation and environmental conditions and other factors mentioned in documents filed by Foamex with the Securities and Exchange Commission. Readers should be aware that any forward-looking statement made in this filing, or elsewhere, speaks only as of the date on which it is made. Foamex assumes no obligation to update such information.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2002

FOAMEX INTERNATIONAL INC.

                                   By:  /s/ Thomas E. Chorman
                                        ---------------------------------------
                                        Name:   Thomas E. Chorman
                                        Title:  Chief Financial Officer and
                                                Chief Administrative Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

99.1 Press Release, dated June 18, 2002, issued by Foamex International Inc.